EnerCom’s 2008 Oil & Services Conference™ VII 18 February 2009 +/- Exhibit 99.1

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments.
Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards.
The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as “probable,” “possible,” P2 or P3 and
“non-proved” reserves, reserves “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as “forward-looking”
statements within the meaning of the securities laws. These statements speak only as of the date made.
Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.

2008 discretionary cash flow $130
+/-
million
2008 ending cash balance $60
+/-
million
Valuable hedge position @ $80 oil (4Q08
gain in excess of $100 million)
2008 production at higher end of forecast
range 8,900
+/-
boepd
Successful E&A process – 12 consecutive
successes
Recent launch of onshore U.S. exploration
campaign
2P reserves of 35 mmboe
Sustainable, self-funded business model
Endeavour Acreage
100 km
Endeavour Production
Endeavour Developments
Endeavour Stranded Gas
Discoveries
Endeavour at a Glance

Production – Net BOEPD
30,000
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2009 Risked Exploration
Cygnus Phase II
Columbus
Cygnus Phase I
R-Blocks
US
Base

4 Potential Production Growth 2007 2012 Existing Opportunities Have Potential to Deliver Strong Production

5 5
Current North Sea Developments
Name
Current
Working
Interest
Estimated
Reserves
(gross) Development Plan
First
Production
Rochelle
(operator)
55.6% 30+
mmboe
(1)
Recent appraisal success Q4
2008/Q1 2009, develop fast-track
commercialisation scenarios.  DST
flowed at 41 mmcfgpd & 2,300
bcpd.
2010
Cygnus 12.5% 570 bcf FDP filed. Phased development.
FB I appraised at 144 bcf.  FB IIb
success at 100 to 132 BCF. FB III
appraisal next.  Two other
fault blocks, IV and V.
2010
Columbus 25.0% 159 bcf FDP filed.  Secure host platform &
commercial agreements.  On block
reserves of 98 bcf.
2011
(1) Appraised well increased Pmean volume from initial 21 mmboe gross to 30+ mmboe gross.  Preliminary estimates from better than expected well data.

Endeavour

HALIBUT HORST
HALIBUT SHELF
RENEE RIDGE
15/27
Cromarty
Atlantic
Goldeneye
Hoylake
Hannay
Rochelle
Bosun
Britannia
Ivy
Brodgar
Finlaggen
ETTRICK SUB-BASIN
SOUTH HALIBUT BASIN
RENEE SUB-BASIN

Rochelle’s Analogue Fields
Lower Cretaceous oil field
Lower Cretaceous gas/condensate field
Apto-Albian sands (0 – 200ft thick)
Apto-Albian sands (200 – 400ft thick)
Apto-Albian sands (400 – 600ft thick)
Apto-Albian sands (>600ft thick)
Paleohighs / source terrain
Condensed section
Expanded basinal mudstone section
Faults
0 5 10 15 20 25
Kilometres
Analogues Gave Confidence Rochelle Up-Dip Had High Chance of Presence

Rubie
Glenn
North
10 km

km
0
1

Agat
Focus Area
R-Blocks
Focus Area
Rochelle
Columbus
Focus Area
Newbury
Cygnus
Focus Area
Cygnus

SE N
2.0
2.5
NNW SSE
Appraisal                                     Discovery
ROCHELLE APPRAISAL
Operator:  Endeavour 55.615%
Partner: Nexen 44.385%
Well Timing: 4
th
Quarter 2008
Rig Type: Semisubmersible
Rochelle successfully appraised discovered hydrocarbons up-dip from the Rochelle oil and gas discovery.  The discovery was made in a three-way Lower Cretaceous sandstone stratigraphic wedge trap within the R Block focus area. Gas and oil were logged, sampled, pressure tested. A drill stem test in the gas leg flowed at a rate of 41 mmcfgpd and 2,300 bcpd. The Executive Committee decided to remain at 55.615% working interest after receiving a 2.3 to 1 farmin offer.  The development is being fast-tracked to achieve production in 2010. Rochelle is a key exploration-funded accomplishment.
Rochelle Appraisal
Renee
15/27
Rochelle Development – UK Block 15/27

TARTAN OIL FIELD
SCOTT
SCOTT OIL FIELD
GALLEY OIL FIELD
IVANHOE & ROB ROY OIL FIELDS
IVRR
Piper B 54 km
RENEE
RUBIE
WITCH GROUND
ROCHELLE
TWEEDSMUIR
BUCHAN OIL FIELD

8 27th November 2008 8 Rochelle Offtake Solutions Sub-sea tie-back to Scott or Tweedsmuir

Endeavour

44

Agar
Focus Area
Columbus
Focus Area
Cygnus
Focus Area

2.2
2.5
SW
NE
11a
12a
IIb
2 km
3
4
2
I1
5
I
CYGNUS FAULT BLOCKS  II and III APPRAISAL
Operator:  Gaz de France 38.75%
Partners: Endeavour 12.5%
Venture 48.75%
Well Timing: 1
st
and 2
nd
Quarter 2009
Rig Type: Jack-up
The Cygnus Fault Block II appraisal well is a success finding 100 to 132 BCF gross in the
Ketch sandstones of the Carboniferous, having much better reservoir characteristics than the
Leman seen in Fault Block I. The gas/water contact was the same as Fault Block I discovery.  The well flowed at a rate of 32.4 mmcfgpd.  The Cygnus Fault Block III appraisal well  is designed to establish a gas water contact and determine the reservoir quality in the Leman sandstone and the Carboniferous Ketch sandstone.  Fault Block III will be drilled immediately after Fault Block II.
Fault Blocks IV and V are yet to be appraised.   To date, approximately 300 BCF gross has been
discovered and appraised with 150 to 450 BCF yet to be confirm in Fault Blocks III, IV, and V.
Tyne North
Hawksley
Tyne South
Gordon
Cygnus Fault Block II &III – UK  Block 44/12a
FB 3  Appraisal
III
V
2
FB 2  Appraisal

Endeavour

CAVENDISH
KEPLER
HUMPHREY
MUNRO
HAWKSLEY
TYNE Sth
TYNE Nth
HARRISON
McADAM
HUNTER
CAPERNICUS
OPAL
MURDOCH
BOULTON
MINKE
ORCA
SCHOONER
KETCH
TOPAZ
CHISWICK
WINDERMERE
44
43
48
49
0 5 10 20
Kilometers

10 Cygnus Location Area Map Possible tie-backs • Tyne – 21km • McAdam – 27km • D15 – 53km

Endeavour

Magellan
Columbus
23/16f-11
23/16a-2
West
East
Forties: Channel Facies (high quality)
Andrew: Channel Margin Facies (interbedded sands and shales)
Eocene
Sele Fm.
GWC @ 3008m
Paleocene
Andrew 4-way spill @ 2950m
Chalk Group
2 km

Agat Focus Area
R-Blocks Focus Area
Columbus Focus Area
Cygnus Focus Area
Rochelle
Cygnus

Columbus Development
UK
Norway
Netherlands
Columbus
COLUMBUS DEVELOPMENT
Operator:  Serica 50%
Partners: Endeavour 25%
EOG 25%
Online: 2011 first production
Columbus has gas trapped stratigraphically in a Paleocene channel on the western flank of a high.  The prospect was identified using seismic far offset amplitudes that imaged a flat spot at the base of the gas sand and the top of the gas sand.  The FDP was filed in 2008.
Serica is working to secure a host off-take platform & commercial agreements.  The on-
block reserves are 98 bcf gross Pmean.

Endeavour

022/19b-04
022/18-03
022/19-02
22/20-1
023/16c-08
023/16b-10
023/16b-01
23/16B-01Z
023/16b-09
23/16d-7
23/16d-07Z
Mortimer
022/19a-03
022/20-03Z
022/20-03
022/20-06
022/20-05
022/20-02Z
022/20-02
022/20-04Y
23/16a-5Y
23/16f-12
23/16a-2
Columbus
07/07
022/19-01
Fiddich
022/19b-05Z
Brechin
022/23a-07
022/23a-02
022/24a-A01
022/24a-02
022/24a-01
022/24a-06
022/24b-08
022/25b-02
22/25a
022/25b-05
23/21-T4
23/21-T7
23/21-T3
23/21-T2
23/21-1A
T1
T9
T8
T5
23/21-02
022/23b-04
23/21-06
022/24b-09
022/25a-01
23/21-5

12 27 November 2008 th 26.6 km Mungo Lomond Monan Mirren Marnock Skua Well-1 Well-4 Well-2 14 km 7.3 km 14 km 8 km Well-3 Columbus Tie-in Options Phyllis Barbara Moth

US Growth Strategy
Initial entrance in onshore Texas to participate in several onshore prospects
•
Lower finding cost
•
Higher pre-drill reserve potential
•
Lower tax rate and NOLs
•
Shorter cycle time from discovery to production than a similar type prospect in the North Sea
Recent downturn in the energy business provides an opportune time to grow an E&P sector
•
Strong capital position
•
Increased number of deals in the market
Endeavour’s Focus
•
Identify companies with strong reputations to partner with
•
Upon the business reaching critical mass, become an operator
•
Utilize key exploration principles to guide exploration activities

Nostun C
Saltvort
Gygrid
Agat
Focus Area
Agat
Jade
Brage North
Mon
Elganes
Aegis
R-Blocks
Focus Area
Wenvoe
Rochelle
Columbus
Focus Area
22/20b
Hellidon
Livingstone
Tesla
Faraday
Newburgh
Cygnus
Focus Area
Cygnus
Cygnus
Platypus
Possum
Km

2008 Exploration and Appraisal Wells
Five Assets Drilled in 2008
Four Exploration Wells & Two Sidetrack Appraisal Well Bores
One Appraisal Well
Njord Near-Field Exploration & Appraisal, Norway (2 Wells & 2 STs)
•
Endeavour Equity at 2.5%
•
2 Discoveries (Galtvort, Noatun C)
•
2 Successful Sidetracks (Galtvort and Noatun C)
•
Noatun C is commercial as tie-back to Njord
•
Galtvort is currently non-commercial and depends on Gygrid
success in 2009
•
50 MMBOE gross discovered in the two discoveries
Brage Near-Field Exploration, Norway (1 Well)
•
1 Discovery (Knockandoo)
•
Commercial with Endeavour Equity at 4.44%
•
3.1 MMBOE gross discovered
•
Knockandoo began producing in December at 18,000 bopd
Rochelle Appraisal, UK 15/27 (1 Well)
•
55.615% Equity
•
33.7 MMBOE gross
•
First production planned for end 2010
Cochran #1, U.S. (1 Well)
•
Garwood Discovery with 15% Net Revenue Interest
•
2.7 MMBOE gross
•
Producing
Texas
Njord  Focus  Area

Tott
Spinell
Mikkel
Gamma
Onyx SW
NOTE:
Endeavour 2.5% Working Interest Shown in Dark Gray Areas
Chilipepper Failed APA 2008 Bid
Noatun C 2008 Discovery
Noatun D & C South Leads Shown in Yellow
APA 2008 Protection Acreage
Galtvort 2008 Discovery
Hasselmus
Draugen
Gygrid 2009 Prospect
Four North Flank Leads Shown in Yellow
Northwest Flank 2007 Discovery Shown in Red
Tau Oil Discovery
Njord Field in Gas Blow-Down Phase Shown in Red
16 km

15 Low Risk, Low Value, Njord Near-Field Gas Discoveries & Prospects Njord Focus Area

Endeavour

A-01
Brent Terrace
A-30B proj
Brent Knockando
Statfjord
Brage Horst
Statfjord
Talisker

Agar
Focus Area
R-Blocks
Focus Area
Columbus
Focus Area
Cygnus
Focus Area
Cygnus

Brage Knockandoo - Norway Block 31/4
BRAGE NORTH
Operator:  StatoilHydro 32.7%
Partners: Endeavour 4.44%
Talisman 34.26%
Noreco 12.62%
Revus 2.57%
Petoro 13.4%
Well Timing: 4th Quarter 2008
Rig Type: Platform
Brage North or Knockandoo was drilled as an exploration tail from a production well.  The well was successful in the Knockandoo Brent reservoir.  The well began producing into the Brage infrastructure in 4
th
quarter 2008 at 18,000 bopd gross.
Exploration
Target
2.0
2.3
1 Km
PL 053
PL 055
Fensfjord
Knockandoo
Brent
Sognefjord
Statfjord

17 Exploration Assets – US (Texas) Garwood (Cochan #1) Alligator Bayou

2009 Exploration and Appraisal Drilling Program
13 Wells Planned for 2009
3 appraisal wells
•
Cygnus Fault Block IIb in SNS (Carry-In)
•
Cygnus Fault Block III in SNS
•
Cyclops in Quad 35 Norway
10 exploration wells
•
Alligator Bayou (Carry-In)
•
Three Tertiary targets in Quad 25 Norway:
- Mon
- Aegis (Also has Jurassic target)
- Eiganes
•
Tesla, an HTHP well in UK CNS
•
Platypus in UK SNS
•
Gygrid (Njord near-field well)
•
Dalwhinnie
•
Other U.S. Wells - To Be Announced
Cyclops
Appraisal
Gygrid
Mon
Eiganes
Aegis
Tesla
Cygnus III
Appraisal
Platypus
Cygnus IIb
Appraisal
Alligator Bayou
Dalwhinnie

Endeavour

Ca. 1.8 km
Sidetrack
A

Agat Focus Area
RI-Blocks Focus Area
Columbus Focus Area
Cygnus Focus Area

Cyclops - Norway Block 35/3
CYCLOPS
Operator:  Endeavour 65% equity with target cost interest of 10%
Partners: RWE Dea 15%
VNG 20%
Well Timing: 3
rd
Quarter 2009
Rig Type: Bredford Dolphin semisubmersible
Agat contains two gas discoveries in Lower Cretaceous sandstone reservoirs that flowed in excess of 25 mmcfgpd each.  A well is required to reduce the uncertainty of the range of reserves currently estimated at 100 (P99) to 1,000 BCF (P1) gross based on the latest work.
The Pmean of the above range is around 400 BCF gross.   The objective of the Cyclops well
is to prove threshold reserves for a gas development. There are ten additional prospects in
Block 35/3 that add attractiveness to the block in that they could be tapped to keep a potential development on plateau for many years beyond the original development.
35/3-2
Discovery
35/3-4
Discovery
Seismic
Line
Cyclops
Proposed
Location
Cyclops
Proposed
Location

Endeavour

Agat
Focus Area
R-Blocks
Focus Area
Rochelle
Columbus
Focus Area
Focus Area
Cygnus

Tesla - UK Block 22/24c
3.5
4.0
E W
Tesla
2 km
24c
25c
Tesla
TESLA
Operator:  Gaz de France 35%
Partners: Endeavour 15%
E.ON Ruhrgas 25%
RWE 25%
Well Timing: 3
rd
Quarter 2009
Rig Type: High end jack-up
Tesla is a large prospect designed to test for hydrocarbons in a high temperature, high pressure environment in the Columbus focus area. Endeavour farmed down to Gaz de
France from 25% equity to 15% equity in 4th Quarter 2008 to manage the risk and cost of the
Tesla well. Maersk Oil North Sea UK completed an HTHP well, Culzean, in block 22/25a in
December 2008. The well encountered gas condensate in Jurassic and Triassic reservoirs.
Skua
Fiddich
Arkwright
Brechin
Marnock
Mirren
Monan
Mungo
Culzean
Discovery

Endeavour

Platypus
Hyde
2 km

Agat Focus Area
R-Blocks Focus Area
Columbus Focus Area
Cygnus Focus Area

PLATYPUS
Operator:  Dana 40%
Partners: Endeavour 25%
CalEnergy 15%
Hunt 15%
CMI 5%
Well Timing: 3
rd
Quarter 2009
Rig Type: Jack-up
Platypus is a prospect with a Leman Sandstone reservoir target within a tilted fault block with counter regional dip that lies within four miles of the producing Hyde gas field to the south.
The Platypus prospect lies within the greater Cygnus focus area and is considered relatively low risk. Protection acreage was won in the UK 25
th
Round.
Platypus – UK Block 48/1a
2 km
48/1-1
Platypus
Hyde field
N
S
1s
2s

Endeavour

Aegis
25/10
Buhund
Hanz
Balder
Grane
Hanna
2,2R
7S
6S
8S
1,1a
17
22
10 km

SW
25/10-7s
Aegis
NE
W
E
25/10-2
Eoc. Mrkr A
Balder Mrkr
2.0
2.5
2 km

Agat Focus Area
R-Blocks Focus Area
Columbus Focus Area
Cygnus Focus Area

Aegis - Norway Block 25/10
AEGIS
Operator:  Lundin 50%
Partners: Endeavour 20% equity and 0% Cost Interest based on Aker performance
Aker 30%
Well Timing: 2
nd
Quarter 2009
Rig Type: Aker Barents semi replaced by Songa Dee semi under contract with Lundin
Aegis is a stratigraphic prospect designed to test for oil as defined by weak seismic amplitudes.  There is a good chance of finding sandstone reservoirs based on excellent regional sedimentologic studies of the Eocene and Paleocene reservoirs.  The well will also test the Jurassic wedge below the primary target. Endeavour and Lundin announced a farmdown to Aker in December 2007.

Endeavour

Galvort
Hasselmus
Draco
Galtvort S
Gygrid
6407/7-7S
NW Flank
6407/8-2
(Tau)
NJORD
Gas Blowdown
DRAUGEN
Draugen
10 km

Agat
Focus Area
R-Blocks
Focus Area
Columbus
Focus Area
Cygnus
Focus Area

Gygrid - Norway Block 6407/8
2 km
SW NE
GYGRID
Partners: Operator:  Statoil Hydro 30%
Endeavour 2.5% (0% Cost Interest)
Gaz de France 20%
E.ON Ruhrgas 17.5%
Petoro 7.5%
Noreco 17.5%
Concedo 5%
Well Timing: 1st Quarter 2009
Rig Type: West Alpha Semisubmersible
Gygrid is a near field prospect designed to test for oil or gas in a low risk tilted Jurassic fault block with “seismic amplitude support” located northeast of Njord field, the likely off-take site.
Gygrid is southwest of the Galtvort gas discovery and north of the Tau oil discovery.  If commercially successful, Gygrid could possibly convert Galtvort from sub-commercial to commercial by offering a shorter off-take solution.
Gygrid
1.5s
2.0s
2.5s
3.0s

Endeavour

15
13
5
Lille Froy
Mon
16s
6
14
Froy
1
2
6
9S

NW
SE
Mon Prospect
Frigg sst
2.0
Hermod sst
2 km

Agat
Focus Area
R-Blocks
Focus Area
Columbus
Focus Area
Cygnus
Focus Area

Mon - Norway Block 25/5
MON
Operator:  Lundin 65%
Partner: Endeavour 35% Cost interest based on an average WI in two blocks
Well Timing: 3
rd
Quarter 2009
Rig Type: Semisubmersible
Mon is a near field prospect designed to find oil reserves in “seismic amplitude supported”
Eocene and Paleocene stratigraphic traps in a neighbourhood of past successes.  If the Mon well is successful, there is a follow-on prospect to the southeast called Monster.  This is one of three Quad 25 Tertiary wells that together will test the play concept in the Tertiary.

BYGGVE
HEIMDAL
Heimdal Jurassic
SKIRNE
Heimdal Øst
25/8
25/6-1
JOTUN
25/8-9
25/9
ELLI
PL027D
Tasta
JOTUN ØST
ELLI SØR
Eiganes
PL412
RINGHORNE
10km
RINGHORNE ØST
Forseti

1800m
1900m
2000m
2100m
2200m
W
E
Top Rogaland
Eiganes
Top Lista
Top Ekofisk
Top Ty
BCU
Top Hugin
Top Dunlin
Top Statfjord
Top Skagerrak
2 km

Agat Focus Area
R-Blocks Focus Area
Columbus Focus Area
Cygnus Focus Area

Eiganes - Norway Block 25/8
EIGANES
Operator:  Noreco 40%
Partners: Endeavour 30%
Lundin 30%
Well Timing: 4
th
Quarter 2009
Rig Type: West Alpha semisubmersible
The Eiganes prospect is a  Lower Paleocene stratigraphic trap.  The play model is proven in
Ringhorne field around ten kilometres to the south.

Exploration Strategy
Retain high quality geoscience and reservoir engineering staff
Define Focus Areas in which to explore
Use Rose methodology to characterize prospects
Use peer review to finalize prospect characterizations
Manage global portfolio by force ranking prospects
Manage risk, equity level, and cost of each prospect
Drill prospects from top third of portfolio
Audit past exploration results and correct any weaknesses
Replenish portfolio with prospects that rank with the top third
Run Exploration Like a Business

Capital Structure
Capital Structure Quiet and Improving
(millions of dollars, except percents)
December 31, September 30,
2007 2008
Cash 38.4 $                   47.7 $
Debt Characteristics
Senior Bank Facility 110.0 113.0
Junior Bank Facility - -
2nd Lien (Libor plus 700 basis points) 75.0 -
6% Notes, due 2012 convertible @ $5.02 81.3 81.3
Total Net Debt 227.9 $                 146.6 $
Equity Characteristics
Smedvig Notes due 2014 convertible @ 2.36
1
- 43.3
Series C Preferred Equity 125.0 125.0
Common and Deferred Equity 93.6 105.0
Equity Component 218.6 $                 273.3 $
Net Debt to Net Capitalization 51% 35%
1
Classified as debt for GAAP purposes
2
Includes the after-tax value of derivative liabilities
3
$25 million Junior Facility issued in Jan 2008 and repaid in full by August 2008
2
3

28 28
Acquisitions Show Excellent Returns
Acquisitions Outperforming Both Production and Price Expectations
Purchase Price
2008 Estimated
Net Cash Flow
Inception to Date Cash Flow
estimated through December 31, 2008
$365mm
$120mm
$236mm
Talisman - UK
65% Return
$40mm
$45mm
$87mm
OER - Norway
217% Return

Hedging Statistics
OIL & NGL 2009 2010 2011
Oil Swaps (Avg 2009 $69.08/bbl) 697,020 573,084 487,356
Oil Collars (Avg 2009 $100/bbl Floor, $121.88/bbl Ceiling) 400,000 - -
Bbl Hedged 1,097,020 573,084 487,356
Bbl/d Hedged 3,006 1,570 1,335
Price 80.40 $                     68.39 $                     66.01 $
GAS
2009 2010 2011
Gas Swaps (Avg 2009 $9.77/mcf; GBP to USD ER = 1.75) 1,387,014 1,031,926 626,625
Gas Collar (Avg 2009 $11.16/mcf Floor, $15.86/mcf Ceiling; GBP to USD ER = 1.75) 1,400,000 - -
Mcf Hedged 2,787,014 1,031,926 626,625
Mcf/d Hedged 7,636 2,827 1,717
Price 10.47 $                     9.37 $                       8.98 $
BOE 2009 2010 2011
BOE Hedged 1,561,522 745,072 591,794
Boe/d Hedged 4,278 2,041 1,621

30 30
Balanced strategy with experienced global team in place —
North Sea and U.S.
Strong continuing cash flow from existing assets —
self-funding
Solid and improving capital structure
Multiple growth channels to organically grow company
•
Development and exploitation of existing assets — North Sea and U.S.
•
Exploration
•
North Sea consolidation
Derisked business model with enviable hedge position
Conclusion